ETF OPPORTUNITIES TRUST

Tuttle Capital MSTR 0DTE Covered Call ETF (MSTK)
(the “Fund”)

Listed on Cboe BZX Exchange, Inc.

Supplement dated April 1, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated March 28, 2025 as amended October 23, 2025, as supplemented from time to time
On April 1, 2026, the Board of Trustees of ETF Opportunities Trust (the “Trust”) approved a Plan of Liquidation (the “Plan”) for the Tuttle Capital MSTR 0DTE Covered Call ETF (the “Fund”). The Fund commenced operations on October 23, 2025. Tuttle Capital Management, LLC (the “Adviser”), the Fund’s investment advisor, recommended that the Board approve the Plan due to the Fund’s limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Fund and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about April 22, 2026 (the “Liquidation Date”).

Effective as of the close of regular trading on April 14, 2026, the Fund will no longer accept creation orders and will de-list with its listing exchange. During the time between market close on April 14, 2026, and the Liquidation Date, the Fund’s shares will not be traded on the Cboe BZX Exchange, Inc. and there can be no assurance that there will be a market for the sale of the Fund’s shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.

As shareholders redeem shares of the Fund, the Fund may not be able to achieve its investment objective and other investment policies. Accordingly, the Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between April 14, 2026, and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage and transaction costs, which will be borne by the Fund and its shareholders. In addition, the Fund will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110.